UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISA INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

VISA INC.

BROKER
LOGO
HERE

Return Address Line 1
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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 26, 2009
Date: April 21, 2009 **Time:** 8:30 AM PDT
Location: SF Museum of Modern Art
151 3rd St.
San Francisco, CA 94103
For meeting directions visit:
www.investor.visa.com

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This is an overview *only* of the proxy materials. ***The materials you should review before you cast your vote are now available.*** You may view the proxy materials online or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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0000010990_1 R2.09.01.08

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How To View Online:

Have the 12 Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

You can choose to receive a paper or an e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before April 07, 2009

Voting items

The Board of Directors recommends you vote FOR the following proposal(s).

1. Election of Directors

Nominees

1a. Hani Al-Qadi 2011

1b. Charles T. Doyle 2011

1c. Peter Hawkins 2011

1d. David I. McKay 2011

1e. Charles W. Scharf 2011

1f. Segismundo Schulin-Zeuthen 2011

2a. Thomas J. Campbell 2012

2b. Gary P. Coughlan 2012

2c. Mary B. Cranston 2012

2d. Francisco Javier Fernandez-Carbajal 2012

2e. Suzanne Nora Johnson 2012

2f. Joseph W. Saunders 2012

The Board of Directors recommends you vote FOR the following proposal(s).

2 To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2009.

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Reserved for Broadridge Internal Control Information

NOTE : Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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VISA INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 21, 2009

8:30 a.m. Pacific Time

Dear Stockholder:

We cordially invite you to attend our Annual Meeting of Stockholders, which will be held at 8:30 a.m. Pacific Time on April 21, 2009, at the San Francisco Museum of Modern Art, 151 3rd St., San Francisco, California 94103. Doors will open at 7:30 a.m. Pacific Time. We are pleased to offer a live audio webcast of our annual meeting at www.investor.visa.com. For further details, see “Additional Information - Attending the Annual Meeting” in the proxy statement.

At this year’s annual meeting, the agenda includes the following items:

1.	election of six Class I directors;

2.	election of six Class II directors; and

3.	ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2009.

The proxy statement fully describes these proposals. We have not received notice of other matters that may be properly presented at the annual meeting.

Only stockholders of record of our class A common stock at the close of business on February 26, 2009 will be entitled to vote at the annual meeting and any adjournments or postponements of the annual meeting.

A list of stockholders entitled to vote will be available for inspection by any class A common stockholder or such stockholder’s attorney or agent for 10 days before and at the meeting. If you would like to view the stockholder list, please call our Investor Relations department at (415) 932-2213 to schedule an appointment.

Please vote as soon as possible to ensure that your vote is recorded promptly even if you plan to attend the annual meeting. For further details, see “Questions and Answers About these Proxy Materials and the Annual Meeting – How may I revoke or change my vote?” in the proxy statement. If you have Internet access, we encourage you to record your vote on the Internet.

By Order of the Board of Directors

Joshua R. Floum Corporate Secretary

San Francisco, California

March 2, 2009